LKCM FUNDS

LKCM AQUINAS VALUE FUND
LKCM AQUINAS GROWTH FUND
LKCM AQUINAS SMALL CAP FUND
LKCM AQUINAS FIXED INCOME FUND

301 COMMERCE STREET, SUITE 1600
FORT WORTH, TEXAS 76102

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

As Supplemented May 12, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of each of the above series of LKCM Funds (each a “Fund” and collectively the “Funds”) dated May 1, 2006, as such Prospectus may be supplemented or revised from time to time. A copy of the Prospectus may be obtained without charge by calling the Funds at (800) 423-6369.

In deciding whether to invest in the Funds, you should rely on information in this Statement of Additional Information (“SAI”) and the Prospectuses. The Funds have not authorized others to provide additional information in any state or jurisdiction in which such offering may not legally be made.

FUND ORGANIZATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The LKCM Funds (the “Trust”) is an open-end, diversified, management investment company commonly referred to as a mutual fund. Each Fund is a separate series of the Trust, a Delaware statutory trust that was established by a Declaration of Trust dated February 10, 1994. Prior to April 29, 1998, the Trust was known as the LKCM Fund. The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (“Funds”) of shares. Currently, the Trust offers nine series - Small Cap Equity Fund, Equity Fund, Balanced Fund, Fixed Income Fund, International Fund, Aquinas Value Fund, Aquinas Growth Fund, Aquinas Small Cap Fund and Aquinas Fixed Income Fund. The Small Cap Equity Fund and Equity Fund offer two classes of shares - the Institutional Class and the Adviser Class. This SAI relates only to the Aquinas Value Fund, Aquinas Growth Fund, Aquinas Small Cap Fund and Aquinas Fixed Income Fund.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares that would be separate, independently managed series with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures and such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series only and would be subject to the liabilities related thereto.

The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Each share of a Fund is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. The shares of the Funds have non-cumulative voting rights, which mean that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.

The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of at least 10% of the Trust’s shares to replace Trustees. The Trust will assist in shareholder communication in such matters to the extent required by law.

SHAREHOLDER AND TRUSTEE LIABILITY

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

INVESTMENT LIMITATIONS

ALL FUNDS

In addition to the Funds’ investment objectives as set forth in the Prospectus, the Funds are subject to the following restrictions, which are fundamental policies and may not be changed with respect to any Fund without the approval of a majority of that Fund’s outstanding voting securities. As used herein, a “majority of that Fund’s outstanding voting securities” means the lesser of: (1) at least 67% of the voting securities of that Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund will not:

(1)	invest in physical commodities or contracts on physical commodities;

(2)
purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

(3)
make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the Investment Company Act of 1940 (the “1940 Act”), or the rules and regulations or interpretations of the Securities and Exchange Commission (“SEC”) thereunder;

(4)	with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

(5)
with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

(6)
borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7)
underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in the disposition of restricted securities);

(8)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

(9)
issue senior securities, except that this limitation shall not apply to: (i) evidences of indebtedness that the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

With the exception of fundamental investment limitation (6) above if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund’s assets will not require the sale of securities.

The Funds are also subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

(1)
purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

(2)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

(3)
invest more than an aggregate of 15% of the net assets of a Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options (“OTC Options”);

(4)
invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

(5)	write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases; and

(6)
with respect to each of the Small Cap and Fixed Income Funds, make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Funds are described in detail in the Prospectuses under the captions “Investment Objectives” and “How the Funds Invest.” Additional information about those policies is provided below.

EQUITY RELATED SECURITIES

The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

Preferred Stock. Preferred stock offers a stated dividend rate payable from the corporation’s earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Warrants and Rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk that the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Securities Subject to Reorganization. The Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Luther King Capital Management Corporation, the investment adviser to the Funds (the “Adviser”), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers. Investing in such securities involves certain special considerations that are not typically associated with investing in securities of U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge their holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds’ foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

Many foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.

AMERICAN DEPOSITORY RECEIPTS (“ADRs”)

The Adviser does not consider ADRs to be foreign securities when calculating the Fund’s foreign securities limitations. The Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

FIXED-INCOME SECURITIES

The fixed-income securities in which the Fixed Income Fund may invest include U.S. Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The Fixed Income Fund invests at least 80% of its net assets in these types of securities under normal market conditions. The fixed-income securities in which the other Funds may invest include U.S. Government securities and corporate debt securities.

Ratings. As noted above, the Funds may invest in various fixed income securities, including fixed-income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization (“NRSRO”), such as Standard & Poor’s (“S&P”) or Moody’s Investor Services Inc. (“Moody’s”), or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed-income securities include:

•	U.S. government securities;

•	Bonds or bank obligations rated in one of the four highest categories (such as BBB- or higher by S&P);

•	Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

•	Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

•	Repurchase agreements involving investment grade fixed-income securities.

Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security’s rating falls below that required at the time of purchase, the Adviser will consider what action, if any, should be taken consistent with a Fund’s investment objective. Additional information concerning securities ratings is contained in the Appendix to this SAI.

U.S. Government Securities. U.S. Government agencies or instrumentalities that issue or guarantee securities include the Fannie Mae, Government National Mortgage Association (“GNMA”), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Sallie Mae and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (principal or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Non-Investment Grade Debt Securities. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds may each invest up to 5% of the respective Fund’s assets in non-investment grade debt securities as rated by a NRSRO. Such securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

Even securities rated Baa or BBB by Moody’s and S&P, respectively, or equivalent ratings from another NRSRO which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations (securities rated less than Baa3 by Moody’s and BBB- by Standard & Poor’s in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

The Funds will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of securities will adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

The secondary trading market for lower-quality fixed-income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Trust’s Board of Trustees or the Adviser to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Corporate Debt Securities. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments); provided, however, that each of these Funds may invest up to 5% of its total assets in non-investment grade securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Mortgage-Related Securities. The Fixed Income Fund may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMO”), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated as a real estate mortgage investment conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Fixed Income Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing marketing index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), the London Interbank Offered Rate (“LIBOR”), one-year U.S. Treasury yields, and ten-year U.S. Treasury yields.

Adjustable Rate Mortgage Securities (“ARMs”). ARMs are pass-through securities collateralized by mortgages with adjustable rather than fixed interest rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. If market rates of interest rise to levels above that of the ARMs maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

Certain ARMs contain limitations on changes in the required monthly payment. If a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayments experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. See “Stripped Mortgage-Related Securities” below. In addition, if a series of a CMO included a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may therefore be deemed “illiquid” and subject to Funds’ limitations on investment in illiquid securities as discussed herein.

Stripped Mortgage-Related Securities (“SMRS”). SMRS are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rated categories of investment-grade securities.

Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed “illiquid” and subject to the Funds’ limitations on investment in illiquid securities as discussed herein.

Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Mortgage Dollar Rolls. The Fixed Income Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fixed Income Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Asset-Backed Securities. The Fixed Income Fund may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

Risk Factors Relating to Investing in Mortgage-Related and Asset-Backed Securities. The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

During periods of declining interest rates, prepayment of mortgage-related securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in higher-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payment on these securities.

ZERO-COUPON SECURITIES

The Fixed Income Fund may invest up to 10% of its net assets in zero-coupon securities. These securities are debt securities that do not provide for regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value (“original issue discount”). Because these securities do not provide for current cash income, their price can be volatile when interest rates fluctuate. While these securities do not provide for current cash income, federal income tax law requires the holders of them to include in income each year the portion of the original issue discount on the securities accruing that year. To qualify for tax treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”), and avoid a certain excise tax, a Fund may be required to distribute a portion of that discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, to generate cash to meet these distribution requirements.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If a seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, a Fund’s realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Funds’ investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

WHEN-ISSUED SECURITIES

The Funds may purchase securities on a “when-issued” basis. In buying “when-issued” securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a “when-issued” transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

When a Fund purchases securities on a when-issued basis, it will maintain with its custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. When-issued securities may decline or increase in value during the period from the Fund’s investment commitment to the settlement of the purchase.

INITIAL PUBLIC OFFERINGS

The Funds, excluding the Fixed Income Fund, may invest in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or microcap size. Investments in IPOs may have a magnified performance impact relative to other investments.

Pursuant to the Adviser’s current Allocation Policy, the Fund (except the Fixed Income Fund) will be eligible to participate on a rotating basis in any applicable (small-cap company versus large-cap company) IPOs that may come available to all clients of the Adviser.

DERIVATIVE INSTRUMENTS

In pursuing their respective investment objective, the Funds may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

Options. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index it purchased, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Each Fund is authorized to purchase and sell over-the-counter options (“OTC Options”) in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Funds will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P or “P-1” from Moody’s or an equivalent rating from any other NRSRO.

Options on Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where the Adviser perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated which would increase the dollar cost of these securities to the Fund, the Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds’ custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Futures Contracts. The Funds may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, currency or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. U.S. futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”).

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

Regulations of the CFTC applicable to the Funds require that they use futures contracts and options on futures contracts only for bona fide hedging purposes, or to the extent that a Fund’s futures and options on futures positions are for other than bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the “in-the-money” amount in the case of options that are “in-the-money” at the time of purchase, may not exceed 5% of the Fund’s net assets. However, the CFTC has adopted changes to its regulations, which if adopted, would remove this 5% limitation. Adherence to these regulations does not limit a Fund’s risk to 5% of the Fund’s assets. In practice, the Funds do not anticipate a materially greater risk than 5%. A Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that approximately 75% of the futures contracts purchased will be “completed;” that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by a Fund upon sale of open futures contracts. Futures contracts are not typically completed when the Adviser decides that the hedge is no longer necessary or appropriate and closes out the position before completion. Therefore, a futures contract that is not completed does not necessarily provide additional risk to the Fund. Although techniques other than the sale and purchase of futures contracts could be used to control a Fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

Forward Foreign Currency Exchange Contracts (“Forward Contracts”). The Funds may enter into Forward Contracts. A Forward Contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Funds may use Forward Contracts to manage currency risks or to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Funds may use.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date (“transaction hedge” or “settlement hedge”).

The Funds may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency and to protect the value of investments denominated in a foreign currency if the portfolio mangers anticipate a period of relative strength of the U.S. dollar against such foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value (“position hedge”). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling (“proxy hedge”). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

If required by SEC guidelines, the Funds will segregate liquid assets having a value equal to the aggregate amount of the Funds’ commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts. Alternatively, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.

Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Options on Futures, Forward Contracts, and Options on Foreign Currencies. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When a Fund enters into a forward currency contract or purchases an OTC Option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Futures contracts, options on futures contracts, Forward Contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, or where the portfolio managers are located, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Funds to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of it s component transactions.

Asset Coverage For Futures And Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will segregate appropriate liquid assets in the amount prescribed. Segregated securities cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of a Fund’s investments and, through reports from the Adviser and the Funds’ administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain OTC Options, and restricted securities (other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to OTC Options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. A Fund will treat as illiquid an amount of assets used to cover written OTC Options, equal to the formula price at which the Fund would have the absolute right to purchase the option less the amount by which the option is “in-the-money.” The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, any Fund was in a position where more than 15% of its net assets were invested in illiquid securities, a Fund would take appropriate steps to protect liquidity.

Restricted Securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security. If through a change in values, net assets, or other circumstances, a Fund was in a position where more than 5% of its net assets were invested in restricted securities, the Fund would take appropriate steps to protect liquidity.

Private Placement Offerings. The Funds may invest in private placement offerings. Investments in private placement offerings are made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act, and resold to qualified institutional buyers under the Securities Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies to the extent permitted by the 1940 Act. Currently, with certain exceptions, the 1940 Act permits a Fund to invest up to 10% of its total assets in other investment companies and not more than 5% of its total assets may be invested in the securities of any one investment company. In addition, a Fund may not acquire more than 3% of the voting securities of any other investment company. In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as shareholders of another investment company, the Funds would bear their pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Funds’ shareholders would indirectly bear the expenses of the Funds and the other investment company, some or all of which would be duplicative.

SECURITIES LENDING

The Funds may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. In addition, they will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

It is the Adviser’s understanding that the current view of the staff of the SEC is that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

TEMPORARY INVESTMENTS

The temporary investments that the Funds may make include:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Funds may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in foreign securities discussed previously. Although the Adviser carefully considers these factors when making investments, the Funds do not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a domestic bank that does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation.

(2) Commercial paper that at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

(3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

(4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue; and

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and repurchase agreements collateralized by those securities listed above.

TRUSTEES AND OFFICERS OF THE LKCM FUNDS

The Board of Trustees has overall responsibility for management of the Funds. The officers of the Trust conduct and supervise its daily business. The Board of Trustees has no standing committees. The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:

		Independent Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 63	Trustee and Chairman	Trustee since 1994; Chairman since 2005	President and CEO, Texas Systems, LLC and CEO, Texaslearningsystems, LLC since 1999; Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 2001.	9	Non-Executive Chairman of the Board of AZZ Incorporated, a manufacturing company.
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 85	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	9
Priests Pension Fund
of the Catholic Diocese
of Fort Worth, Lay
Workers Pension Fund
of the Catholic Diocese
of Fort Worth, St. Joseph Health Care Trust,
Catholic Schools Trust
and Catholic Foundation
of North Texas.

Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 63	Trustee	Since 2005	CPA, Consulting Services, since 2002; Audit Partner, Arthur Anderson LLC from 1974-2002.	9	Red Robin Gourmet Burgers, Inc.
(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

		Interested Trustees & Principal Officers
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Luther King, Jr. (2) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 66	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	9	See below.
Other Directorships: Employee Retirement Systems of Texas, 4K Land & Cattle Company, Hunt Forest Products (lumber), Ruston Industrial Corp. (industry supply products), JLK Venture Corp. (private equity), Southwestern Exposition and Livestock, Southwest JLK, Texas Christian University and Texas Southwestern Cattleraisers Foundation and Board of Trustees, Tyler Technologies (information management company for government agencies).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 56	Vice President	Since 1996	Principal, Luther King Capital Management since 2003, Vice President, Luther King Capital Management since 1983.	N/A	N/A
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 39	Secretary and Treasurer	Since 2006	Luther King Capital Management since 2005; Vice President, Aquinas Funds, (2001-2005).	N/A	N/A
Steven R. Purvis 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 41	Vice President	Since 2000	Principal, Luther King Capital Management since 2003, Vice President and Portfolio Manager Luther King Capital Management since 1996.	N/A	N/A

(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced. Each officer holds office for a one-year term, and then may be re-elected by the Board of Trustees annually.

(2)  Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust during the fiscal year ended December 31, 2005:

COMPENSATION TABLE
	Aggregate Compensation				Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Trust*
Name of Person	Aquinas Small Cap Fund	Aquinas Value Fund	Aquinas Growth Fund	Aquinas Fixed Income Fund
Interested Trustee
J. Luther King, Jr.	$ 0	$ 0	$ 0	$ 0	$0	$0	$ 0

Disinterested Trustees
H. Kirk Downey	$ 70	$ 413	$ 734	$ 430	$0	$0	$ 24,500
Richard J. Howell**	$ 115	$ 673	$ 1,124	$ 721	$0	$0	$ 13,500
Earle A. Shields, Jr.	$ 70	$ 413	$ 734	$ 430	$0	$0	$ 24,500
* There are currently nine Funds comprising the Trust, five of which are offered in a separate Prospectus and SAI.
** Mr. Howell was elected as a member of the Board at a special meeting held on July 8, 2005.

For the fiscal year ending December 31, 2005, Trustees other than Mr. King receive an annual fee of $12,000, with the chairman receiving an additional $5,000 in annual fee, plus a meeting fee of $2,500 for each regular quarterly meeting, $1,000 for each special telephonic meeting and are reimbursed for expenses incurred in attending Board meetings.

BOARD INTERESTS IN THE FUNDS

As of March 31, 2006, the officers and Trustees of the Trust own 2.37% of the LKCM Aquinas Value Fund and 0.32% of the LKCM Aquinas Small Cap Fund. The Trustees own the following amounts in the Funds:

Key
A.None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over -$100,000

Name of Trustee	Aquinas Small Cap Fund	Aquinas Value Fund	Aquinas Growth Fund	Aquinas Fixed Income Fund	Aggregate Dollar Range of Equity Securities in LKCM Funds*
H. Kirk Downey, Independent Trustee	A	A	A	A	C
Richard J. Howell, Independent Trustee	A	A	A	A	A
J. Luther King, Jr., Interested Trustee, President and Chief Executive Officer	A	A	A	A	E
Earle A. Shields, Jr. Independent Trustee	A	A	A	A	E
* There are currently nine Funds comprising the Trust, five of which are offered in a separate Prospectus and SAI.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Downey, Howell and Shields. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the most recent fiscal year.

      The Trust also has a Nominating Committee, consisting of Messrs. Downey, Howell and Shields. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Committee, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee met three times during the most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Downey, Howell and Shields. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of March 31, 2006, the following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds:

PRINCIPAL SHAREHOLDERS
LKCM AQUINAS SMALL CAP FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Fund	Record or Beneficial
The Catholic Foundation - Trustee 5310 Harvest Hill Road, Suite 248 Dallas, TX 75230	560,907	41.23%	Beneficial/ Record
The 403(B) 7 Retirement Plan for the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	82,798	6.09%	Record
The Catholic Foundation Trustee Neuhoff 1988 Education Trust 5310 Harvest Hill Road, Suite 248 Dallas, TX 75230	82,689	6.08%	Record

PRINCIPAL SHAREHOLDERS
LKCM AQUINAS VALUE FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Fund	Record or Beneficial
The Catholic Foundation - Trustee 5310 Harvest Hill Road, Suite 248 Dallas, TX 75230	993,607	29.12%	Beneficial/ Record
The 403(B) 7 Retirement Plan for the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	429,600	12.59%	Record
Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104	195,565	5.73%	Record
The Catholic Foundation Trustee Neuhoff 1988 Education Trust 5310 Harvest Hill Road, Suite 248 Dallas, TX 75230	180,300	5.28%	Record

PRINCIPAL SHAREHOLDERS
LKCM AQUINAS GROWTH FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Fund	Record or Beneficial
The Catholic Foundation - Trustee 5310 Harvest Hill Road, Suite 248 Dallas, TX 75230	749,556	16.54%	Beneficial/ Record
Reliance Trust Company FBO The Archdiocese of St. Paul Minneapolis c/o FAS Corp 8616 E. Orchard Road #2T2 Greenwood, VLG CO 80111	735,130	16.22%	Record
The 403(B) 7 Retirement Plan for the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	479,854	10.59%	Record
Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104	277,259	6.12%	Record

PRINCIPAL SHAREHOLDERS
LKCM AQUINAS FIXED INCOME FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Fund	Record or Beneficial
The Catholic Foundation - Trustee 5310 Harvest Hill Road, Suite 248 Dallas, TX 75230	2,188,152	52.25%	Beneficial/ Record
The 403(B) 7 Retirement Plan for the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	340,421	8.13%	Record
The Catholic Foundation Trustee of J. Carl Vogel Jr. Charitable Remainder Unitrust 5310 Harvest Hill Road, Suite 248 Dallas, TX 75230	265,226	6.33%	Record

The Catholic Foundation may be considered a “control person for the Aquinas Value Fund, Aquinas Fixed Income Fund, and Aquinas Small Cap Fund.

PROXY VOTING PROCEDURES

The Funds have delegated their authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Adviser’s proxy voting policies are summarized below.

POLICIES OF THE ADVISER

The Compliance Officer is responsible for administering and overseeing the proxy voting process. The Compliance Officer also will engage and oversee any third-party vendor to review, monitor and/or vote proxies.

The Adviser has engaged Institutional Shareholder Services (“ISS”) as its voting delegate to:

(1) Research and make voting determinations in accordance with the proxy voting guidelines;
(2) Vote and submit proxies in a timely manner;
(3) Handle other administrative functions of proxy voting;
(4) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5) Maintain records of votes cast; and
(6) Provide recommendations with respect to proxy voting matters in general.

Notwithstanding the foregoing, the Adviser retains final authority and fiduciary responsibility for proxy voting. The Adviser has determined that, except as set forth in the proxy voting guidelines, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect at the time of voting.

In the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Compliance Officer, in consultation with the Adviser’s analyst covering the subject security, shall vote the proxy consistent with the general principles of these Policies and Procedures and in the client’s best interest; provided that the analyst and Compliance Officer determine that there is no material conflict of interest between the Adviser and the client or clients with respect to the voting of the proxy.

There may be circumstances under which an analyst believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines or in a manner inconsistent with ISS recommendations. When departing from these Policies and Procedures, the Adviser will maintain a record supporting such a vote. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment. The Adviser has hired ISS as its voting delegate. General guidelines indicate how proxies of various types should be voted. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with a third-party vendor’s recommendations. When a circumstance arrives where the Adviser believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the guidelines or the third-party recommendations, the Adviser will maintain a record supporting such a vote.

CONFLICTS OF INTEREST

The Adviser has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to the Adviser as a result of business conducted by ISS. The Adviser believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices.

ISS will vote proxies in accordance with the proxy voting guidelines or as ISS recommends. The Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to how proxies are voted.

In the unusual circumstance that (1) an analyst believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, or (2) the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the relevant analyst and Compliance Officer will review the proxy and assess the extent to which there may be a material conflict of interest between the Adviser and the client or clients.

In the event that the analyst and Compliance Officer determine that the voting of the proxy presents a material conflict of interest between the Adviser and the client or clients, the Adviser shall: (i) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy. When material conflicts exist, shares must be voted in the best interest of shareholders.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 423-6369 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are currently available by calling (800) 423-6369 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISER

The investment adviser of the Funds is Luther King Capital Management Corporation (the “Adviser”). The Adviser is controlled by J. Luther King, Jr. Mr. King is the President, Chief Executive and Manager of the Trust. Under an Investment Advisory Agreement (the “Agreement”) with the Funds, the Adviser manages the investment and reinvestment of the Funds’ assets, subject to the control and supervision of the Board of Trustees of the Trust. The Adviser is responsible for making investment decisions for the Funds and for placing the Funds’ purchase and sale orders. Under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total annual operating expenses of the Funds from exceeding their respective caps as shown in the table below.

	Advisory Fee	Cap
LKCM Aquinas Value Fund	0.90%	1.50%
LKCM Aquinas Growth Fund	0.90%	1.50%
LKCM Aquinas Small Cap Fund	1.00%	1.50%
LKCM Aquinas Fixed Income Fund	0.60%	0.80%

As compensation for the services rendered by the Adviser under the Agreement, for the period ended December 31, 2005, the Adviser earned and waived and/or reimbursed the amounts listed below.

July 11, 2005 through December 31, 2005
Small Cap Fund	$34,950
(amount waived/reimbursed)	$(34,452)
Value Fund	$184,825
(amount waived/reimbursed)	$(12,204)
Growth Fund	$328,219
(amount waived/reimbursed)	$(2,516)
Fixed Income Fund	$128,859
(amount waived/reimbursed)	$(53,594)

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research services provided by the broker effecting the transaction. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various clients, including the Funds, although not all of these services are necessarily useful and of value in managing the Funds. For the period July 11, 2005 through December 31, 2005, the Funds did not have any soft dollar payments.

It is not the Adviser’s practice to allocate brokerage or principal business on the basis of sales of shares that may be made through intermediary brokers or dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients. The Adviser does not have an affiliated broker, therefore it has not performed any affiliated brokerage transactions. The aggregate amount of brokerage commissions paid by each Fund for the period July 11, 2005 through December 31, 2005 is as follows:

July 11, 2005 through December 31, 2005
Small Cap Fund	$22,134
Value Fund	$60,596
Growth Fund	$150,897
Fixed Income Fund	$0

During the period of July 11, 2005 through December 31, 2005, the Funds acquired securities of certain of its “regular brokers or dealers” as defined in the 1940 Act, or their parents. As of December 31, 2005, the Funds owned the following securities of its “regular brokers or dealers” or their parents:

LKCM Aquinas Value Fund:

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2005
Bank of America Corporation	$1,225,006
Morgan Stanley	$1,134,800
JP Morgan Chase & Co.	$992,250

LKCM Aquinas Growth Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2005
Lehman Brothers Holdings	$1,666,210
American Express Company	$1,029,200

LKCM Aquinas Fixed Income Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2005
Lehman Brothers Holdings, Inc.	$1,063,233
Morgan Stanley	$692,609
Merrill Lynch & Co., Inc.	$186,926
American General Finance Corporation	$518,604
The Bear Stearns Companies, Inc.	$516,886
Credit Suisse First Boston USA	$48,200

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser.

PORTFOLIO MANAGERS

The portfolio managers listed below have responsibility for the day-to-day management of accounts for the Funds. The information listed below is as of December 31, 2005.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Luther King, Jr.	[8] $717,845,679	[1] $203,053,949	[140] $2,017,016,174	N/A	-*	N/A
Paul W. Greenwell	[5] $214,971,080	-	[151] $642,246,935	N/A	N/A	N/A
Steven R. Purvis	[2] $385,063,714	-	[33] $820,129,451	N/A	N/A	N/A
Joan M. Maynard	[2] $158,479,362	-	[11] $207,774,190	N/A	N/A	N/A
James B. Orser	[1] $75,346,767	-	[67] $221,291,103	N/A	N/A	N/A
Mark L. Johnson	[2] $158,479,362	-	[35] $20,813,671	N/A	N/A	N/A

* As of May 1, 2006, Mr. King managed an account valued at $24,750,000.

Conflicts of Interest

The portfolio managers are responsible for managing the Funds and other accounts, including employee benefit plans, pension plans, endowments and high-net worth individuals. These accounts may have investment objectives, strategies and risk profiles that differ from those of the Funds. The portfolio managers make investment decisions for each account based on its policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or a Fund, which may affect the performance of that security across accounts. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. The Adviser’s goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients. Thus, the Adviser has developed a variety of policies and procedures reasonably designed to mitigate these conflicts.

Compensation

As an independent firm, the Adviser has full control over its compensation structure. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary. They also are eligible to participate in the Adviser's profit sharing plan.  The majority of compensation is derived from bonuses, which is discretionary and based on individual merit as well as success of the Adviser in any given year. Criteria for individual bonuses include stock selection, investment performance, portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual.

Ownership of Securities

Each Portfolio Manager owned the following amounts of each of the Funds as of December 31, 2005:

Key
A.None
B.$1 - $10,000
C.$10,001 - $50,000
D.$50,001 - $100,000
E.$100,001 - $500,000
F.$500,001 - $1,000,000
G.Over $1,000,000

	Small Cap Fund	Growth Fund	Value Fund	Fixed Income Fund
Paul W. Greenwell	A	A	F	A
Mark L. Johnson	A	A	A	A
J. Luther King, Jr.	A	A	A	A
Joan M. Maynard	A	A	A	A
James B. Orser	A	A	A	A
Steven R. Purvis	A	A	A	A

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of long-term portfolio securities for the fiscal year by (2) the monthly average of the value of long-term portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. Since the Funds had less than one year of operations as LKCM Funds, there are not two years of portfolio turnover information available to compare.

CUSTODIAN

As custodian of the Funds’ assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

ADMINISTRATOR

Pursuant to a Fund Administration Agreement, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each Fund with administrative services pursuant to a Fund Administration Agreement. The services under this Agreement are subject to the supervision of the Board of Trustees of the Trust and officers, and include day-to-day administration of matters necessary to the Funds’ operations, maintenance of their records, preparation of reports, compliance testing of the Funds’ activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from each Fund a fee, calculated daily and paid monthly.

Prior to July 11, 2005, the Funds had a different Administrator. Administration fees incurred during the period July 11, 2005 through December 31, 2005 were as follows:

2005
Small Cap Fund	$10,005
Value Fund	$17,244
Growth Fund	$30,641
Fixed Income Fund	$18,113

TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND FUND ACCOUNTANT

USBFS acts as transfer agent, dividend-disbursing agent, and fund accountant for the Funds.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 E Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds’ shares. Jacqui Brownfield, an employee of the Adviser and an officer of the Trust, Paul Greenwell, a Vice President of the Trust, David Dowler, Vince Melashenko and Jim Orser, employees of the Adviser, are registered representatives of the Distributor. The Distributor uses its best efforts to distribute the Funds’ shares, which shares are offered for sale by the Funds continuously at net asset value per share without the imposition of a sales charge. The Adviser pays all of the compensation owed to the Distributor. No compensation to the Distributor is paid by the Funds.

DISTRIBUTION PLAN

The Board has adopted the Adviser Class Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to this Plan, each Fund can pay up to an aggregate maximum of 1.00% per annum of its average daily net assets for actual expenses incurred in the distribution and promotion of its shares, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses. The Board of Trustees has authorized payments under the Plan at an annual rate of 0.25% of each Fund’s average daily net assets, except for the Fixed Income Fund.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

The Small Cap, Value and Growth Funds paid the following amounts in 12b-1 expenses for the period July 11, 2005 through December 31, 2005:

	Small Cap Fund	Value Fund	Growth Fund
Advertising/Marketing	$0	$0	$0
Printing/Postage	$0	$0	$0
Payment to Distributor	$82	$477	$849
Payment to dealers	$9,578	$1,993	$4,498
Compensation to sales personnel	$0	$0	$0
Other	$87	$1,056	$1,519

Interests of Certain Persons

With the exception of the Adviser, in its capacity as the Funds’ investment adviser, no “interested person” of the Funds, as defined in the 1940 Act, and no trustee of the Trust who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

CODE OF ETHICS

The Trust and the Adviser have each adopted a written Code of Ethics. The Code of Ethics governs the personal securities transactions of trustees, directors, officers and employees who may have access to current trading information of the Funds. The Code permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds. The Code includes reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interest of the Funds.

PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

Purchasing Shares with Liquid Securities. Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.

Automatic Investment Program. The Automatic Investment Program permits investors who own shares of a Fund with a value of $5,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investors. Provided the investor’s financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor’s checking or savings account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $25 fee will be charged if the investor’s bank rejects the scheduled transaction. At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

The Automatic Investment Program is one means by which an investor may use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price that is lower than their purchase price.

To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-423-6369 if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by notifying the Transfer Agent by telephone or in writing five days prior to the effective date of the next transaction. A request to change bank information for this program requires a signature guarantee. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

PRICING OF SHARES

Shares of the Funds are sold on a continual basis at the net asset value per share next computed following acceptance of an order by a Fund. A Fund’s net asset value per share for the purpose of pricing purchase and redemption orders is determined as of the close of normal trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Securities using the Nasdaq Stock Market will use the NASDAQ Official Closing Price (the “ NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees.

Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional- sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees.

PORTFOLIO HOLDINGS INFORMATION

It is the policy of LKCM Funds to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any person except as provided below.

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund also makes available on the Funds’ website a complete schedule of its portfolio holdings as of the last business day or each calendar quarter no sooner than 30 days following the end of such quarter. Information contained within Fund Fact Sheets (Top Ten Holdings; Sector Weightings; Turnover Rate: Composition; and Performance) is made publicly available on the website upon completion by Quasar, the Fund’s Distributor (generally within 10-15 days after the close of the calendar quarter). The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose the Fund Fact Sheets and complete schedules of portfolio holdings as of the end of the most recent calendar quarter, no earlier than 10 days and 30 days after the end of the calendar quarter, respectively.

In addition, the Funds’ service providers, including the administrator, custodian, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. The Funds' service providers have a duty to keep nonpublic information about the Funds confidential based on existing laws and due to the nature of their roles with the Funds. An officer of the Adviser or the Chief Compliance Officer of the Funds may direct the distribution of (or authorize the Funds’ administrator to distribute) portfolio holdings to rating and ranking agencies for a legitimate business purpose on a quarterly basis. This information is provided no earlier than 30 days after the end of a calendar quarter and no compensation is received by the Adviser or the Funds. The Funds’ Chief Compliance Officer may waive certain of the requirements of this policy. The Funds’ Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those required by the Funds’ policy.

The Funds’ Chief Compliance Officer will report any violations of these policies to the Funds’ Board of Trustees on a quarterly basis. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Any conflict between the interests of the shareholders and the interests of the Adviser, the Funds’ principal distributor or any of its affiliates, will be reported to the Board, which will make a determination that is in the best interests of the shareholders.

EXCHANGES

Each Fund may exchange shares for shares of another LKCM Fund.

REDEMPTIONS IN KIND

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such “in-kind” redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described under “Pricing of Shares,” and such valuation will be made as of the same time the redemption price is determined.

TAXATION

TAXATION OF THE FUNDS

Each Fund - which is treated as a separate corporation for federal tax purposes -- intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code (“RIC”). That qualification requires each Fund to satisfy certain diversification, source-of-income, and distribution requirements each taxable year; in particular, the latter requires that each Fund distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). If so qualified, a Fund will not be liable for federal income tax to the extent it distributes net earnings and realized net gains to its shareholders on a timely basis.

If a Fund fails to qualify for treatment as a RIC for any taxable year, it would be treated as a regular corporation for federal tax purposes and would be taxed on the full amount of its investment company taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes any distributions that it made to its shareholders would be taxable to them as ordinary income to the extent of its earnings and profits (with no part treated as a capital gain distribution), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus), which is subject to a maximum federal income tax rate of 15%. This treatment would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities it held instead of investing indirectly in those securities through the Fund.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Hedging strategies, such as entering into Forward Contracts and writing (selling) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and Forward Contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement to qualify as a RIC.

Certain futures, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which all Funds may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purpose of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or Forward Contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that would otherwise be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The Fixed Income Fund may acquire zero-coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because that Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from that Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. That Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Securities. Dividends and interest a Fund receives on foreign securities, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:

(1) at least 75% of its gross income for the taxable year is passive or

(2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to its shareholders -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC that is publicly traded or otherwise marketable. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including Forward Contracts, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of investment company taxable income available to a Fund for distribution to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm, whose services include audit of the Funds’ financial statements and the performance of other related audit and tax services.

FINANCIAL HIGHLIGHTS

The audited financial statements for the Funds are incorporated by reference to the Funds’ Annual Report to Shareholders for the period ended December 31, 2005.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc. Corporate Bond Ratings:

AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

CAA: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor’s Corporation Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA, Duff & Phelps Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “-,+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on the bonds, and “D” represents the lowest potential for recovery.

PLUS (+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD”, “DD”, or “D” categories.